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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 23, 2004

                    General Chemical Industrial Products Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                         1-13404               22-3649282
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

                                  Liberty Lane
                          Hampton, New Hampshire 03842
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (603) 929-2606





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ITEM 9. REGULATION FD DISCLOSURE


     On March 22, 2004 General Chemical Industrial Products Inc. (the "Debtor") filed an unaudited unconsolidated Monthly Operating Report (the "Operating Report") for the periods from February 1, 2004 to February 29, 2004 with the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") in connection with the Debtor's pending case filed with the Bankruptcy Court on December 2, 2003 under Chapter 11 of the United States Bankruptcy Code (Case No. 03-48772 (DHS). The Operating Report was filed pursuant to Rule 2015 under the United States Bankruptcy Code and is attached hereto as Exhibit 99.1.


     On January 29, 2004, the Bankruptcy Court approved the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for Debtor's First Amended Plan of Reorganization (the "Disclosure Statement") filed by the Debtor to solicit acceptances or rejections of the Debtor's First Amended Plan of Reorganization, dated January 26, 2004 (the "Plan"), from holders of impaired claims who are (or may be) entitled to receive distributions under the Plan. On March 12, 2004, the Debtor filed its First Amended Plan of Reorganization, As Modified (the "Modified Plan"), with the Bankruptcy Court. The Bankruptcy Court confirmed the Modified Plan by an Order entered on March 18, 2004 (the "Confirmation Order"). Copies of the Confirmation Order, Modified Plan and Disclosure Statement may be viewed or downloaded at www.gogenchem.com or www.loganandco.com. Written requests for copies of the Plan and Disclosure Statement may also be submitted to Logan & Company, Inc., at 546 Valley Road, Upper Montclair, New Jersey 07043, fax: (973) 509-3191.


Cautionary Statement Regarding Operating Reports as filed with the Bankruptcy Court.


     The information contained in the Operating Report is preliminary and subject to revision, and the Debtor cautions readers not to place undue reliance upon this information. The Operating Report is unaudited, in a format prescribed by the applicable bankruptcy laws, and do not contain any footnotes or all of the information necessary to be in conformity with generally accepted accounting principles. The Operating Report also contains information for a period that is different from those contained in the Debtor's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information in the Operating Report might not be indicative of the Debtor's financial condition or operating results for the period that would be reflected in the Debtor's consolidated financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Operating Report should not be viewed as indicative of future results and should not be used for investment purposes.





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Limitation on Incorporation by Reference.

     In accordance with general instruction B.2 of Form 8-K, the Operating Report and other information in this report are furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GENERAL CHEMICAL INDUSTRIAL
                                           PRODUCTS INC.


Date:  March 23, 2004

                                           By:  /s/ David S. Graziosi
                                                --------------------------------
                                                David S. Graziosi
                                                Vice President & Chief Financial
                                                Officer



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